PREPAID AND OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2019
Prepaid and Other Current Assets, Net
Schedule of Prepaid and Other Current Assets, Net

	As of December 31,
	2018	2019
	RMB	RMB

Amount due from Xihua Group (Note i)	49,800	49,800
Receivable from Zhenjiang operating rights (Note ii)	35,000	35,000
Value added tax refundable	5,165	—
Prepaid input value-added tax	8,631	4,682
Due from former owners	5,743	2,848
Staff advances	7,885	6,578
Rental deposits	3,522	4,257
Prepaid professional services fees	5,053	5,278
Loan to third party (Note iii)	—	9,000
Other prepaid rentals	7,443	—
Others (Note iv)	16,182	20,192
Total before allowance for doubtful accounts	144,424	137,635
Less: allowance for doubtful accounts	(9,654)	(4,339)
Total	134,770	133,296

Schedule of Allowance for Doubtful Accounts

	As of December 31,
	2018	2019
	RMB	RMB

Balance at beginning of year	(11,212)	(9,654)
Addition (Note v)	(1,029)	(2,765)
Written off (Note v)	2,587	8,080
Balance at end of year	(9,654)	(4,339)